UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2022

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent American Homes 4 Rent, L.P.	Maryland Delaware	001-36013 333-221878-02	46-1229660 80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23975 Park Sorrento, Suite 300 Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 413-5300
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information in Item 2.02 of this Form
8-K
shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 2.02 Results of Operations and Financial Condition
American Homes 4 Rent (“we”, “us” or “the company”), a Maryland real estate investment trust, disclosed the following preliminary financial results and operating statistics in connection with a registered offering of its securities.
Preliminary Financial Results and Operating Statistics for the Quarter and Year Ended December 31, 2021
Our management has prepared the following preliminary estimates of financial results and operating statistics for the three months and year ended December 31, 2021 in good faith based upon the most recent information available to management from our internal reporting procedures as of the date of this filing. The estimated amounts or ranges set forth herein are preliminary, unaudited and subject to further completion, reflect our current good faith estimates, are subject to additional financial closing procedures and may be revised as a result of management’s further review of our results and any adjustments that may result from the completion of the audit of the fiscal 2021 consolidated financial statements. We and our auditors have not completed our normal quarterly review or annual audit procedures as of and for the three months and year ended December 31, 2021, and there can be no assurance that our final results for this quarterly and annual period will not differ from these estimates. Any such changes could be material. During the course of the preparation of our consolidated financial statements and related notes and our final operating statistics as of and for the three months and year ended December 31, 2021 and their audit (in the case of our financial statements), we may identify items that would require us to make material adjustments to the preliminary information presented below.
We expect to publicly report our final consolidated financial statements, related notes and operating statistics as of and for the quarter and year ended December 31, 2021 in February 2022. Our actual results may differ materially from the fourth quarter and year end estimates below. Accordingly, you should not place undue reliance on these preliminary estimates. These estimates should not be viewed as a substitute for full audited or interim financial statements prepared in accordance with GAAP.
Preliminary Estimated Financial Results
The following table sets forth management’s preliminary estimates of certain financial measures for the three months and year ended December 31, 2021 that we expect to report in our Form
10-K
in February 2022:

	Three Months Ended December 31, 2021 (Preliminary and Unaudited)	Year Ended December 31, 2021 (Preliminary and Unaudited)
(in millions, except share and per share data)
Net income attributable to common shareholders	$ 42 to $54	$ 128 to $142
Core FFO attributable to common share and unit holders	$ 136 to $152	$ 507 to $522
Net income per share attributable to common shareholders	$ 0.13 to $0.16	$ 0.39 to $0.44
Core FFO per share attributable to common share and unit holders	$ 0.35 to $0.39	$ 1.34 to $1.38
Weighted-average common shares and units outstanding, diluted	388,408,459	377,362,350
FFO attributable to common share and unit holders is a
non-GAAP
financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real
estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
Core FFO attributable to common share and unit holders is a
non-GAAP
financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption.

We believe that Core FFO attributable to common share and unit holders provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. Core FFO attributable to common share and unit holders is not a substitute for net income, as determined in accordance with GAAP, as a measure of our operating performance. Because other REITs may not compute this measure in the same manner, it may not be comparable among REITs.
The following is a reconciliation of our preliminary estimated net income attributable to common shareholders, determined in accordance with GAAP, to our preliminary estimated Core FFO attributable to common share and unit holders for the three months and year ended December 31, 2021 (in millions), based on the mid-point
of the Core FFO range set forth above:

	Three Months Ended	Year Ended
	December 31, 2021	December 31, 2021
	(Preliminary and Unaudited)	(Preliminary and Unaudited)
Net income attributable to common shareholders	$48	$135
Adjustments:
Gain on sale and impairment of single-family properties and other, net	(13)	(50)
Depreciation and amortization of real estate assets	94	362
Noncontrolling interests, noncash share-based compensation and other	15	52
Redemption of perpetual preferred shares	—	16

Core FFO attributable to common share and unit holders	$144	$515
Preliminary Estimated Operating Statistics
The following table sets forth management’s preliminary estimates of certain operating statistics for our Same- Home Portfolio
(1)
for the three months ended December 31, 2021 and 2020:

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
Average Occupied Days Percentage (2)	97.6%	97.4%
Average Change in Rent for Re-Leases (3)	12.2%	7.7%
Average Change in Rent for Renewals (4)	6.7%	4.3%
Average Blended Change in Rent (5)	8.7%	5.5%

(1)
We classify a property as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison and if it has not been classified as held for sale or taken out of service as a result of a casualty loss, which allows the performance of these properties to be compared between periods.

(2)
Average Occupied Days Percentage represents the number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service.

(3)
Average Change in Rent for Re-Leases represents the percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long-term previous expired lease for each individual property.

(4)	Average Change in Rent for Renewals represents the percentage change in rent on non-month-to-month comparable long-term lease renewals during the period.
(5)
Average Blended Change in Rent represents the percentage change in rent on all non-month-to-month lease renewals and re-leases during the period presented compared to the annual rent of the previously expired non-month-to-month comparable long-term lease for each property.

Preliminary Estimated Investment Activity
The following table sets forth management’s preliminary estimates of investment activity for the three months and year ended December 31, 2021:

	Three Months Ended December 31, 2021	Year Ended December 31, 2021
Wholly Owned Inventory Additions (Developed & Acquired)	$375 million	$1.3 billion
Wholly Owned Land & Development Pipeline Investments	$150 million	$400 million
Pro Rata share of JVs & Property Enhancing Capital Expenditures	$25 million	$100 million
Total Capital Investment (Wholly Owned & Pro Rata JVs)	$550 million	$1.8 billion

Fourth Quarter 2021 Changes in Capitalization
For the three months ended December 31, 2021, we:

•	issued 1,749,286 shares of Class A common shares under the At-the-Market Program, raising $72.3 million in gross proceeds before commissions and other expenses;

•	issued and physically settled the 1,845,000 Class A common shares that remained under the May 2021 forward sale agreements, receiving net proceeds of $64.5 million; and

•	borrowed $350.0 million under our revolving credit facility, resulting in $350.0 million of outstanding borrowings under our revolving credit facility as of December 31, 2021.
As of December 31, 2021, we had 337.4 million shares of Class A common shares outstanding, total indebtedness of $3.9 billion, and cash and cash equivalents of $48 million.
Forward-Looking Statements
This Current Report on Form
8-K
contains “forward-looking statements.” These forward-looking statements relate to beliefs, expectations or intentions and similar statements concerning matters that are not of historical fact and are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “intend,” “potential,” “plan,” “goal,” “outlook,” “guidance” or other words that convey the uncertainty of future events or outcomes. The Company has based these forward-looking statements on its current expectations and assumptions about future events. While the Company’s management considers these expectations to be reasonable, they are inherently subject to risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form
8-K.
The Company undertakes no obligation to update any forward-looking statements to conform to actual results or changes in its expectations, unless required by applicable law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the adverse effect of the
COVID-19
pandemic. The extent to which
COVID-19
will impact our future financial results will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, including resurgences, new variants or strains, such as the Delta or Omicron variant, the impact of government regulations, vaccine adoption rates (including boosters), the effectiveness of vaccines, employee retention issues resulting from vaccine mandates, and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2020, and in the Company’s subsequent filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2022		AMERICAN HOMES 4 RENT

	By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer

Date: January 19, 2022		AMERICAN HOMES 4 RENT, L.P.

	By:	American Homes 4 Rent, its General Partner

	By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer